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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report: (Date of earliest event reported): January 21, 2004


                                Rock-Tenn Company
             (Exact Name of Registrant as Specified in Its Charter)


          Georgia                        0-23340                 62-0342590
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
        of Incorporation)                                    Identification No.)



504 Thrasher Street, Norcross, Georgia                      30071
(Address of Principal Executive Offices)                  (Zip Code)



                                 (770) 448-2193
              (Registrant's telephone number, including area code)

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Item 7. Financial Statements and Exhibits

     (c)  Exhibits (furnished pursuant to Item 12)

          99.1 January 21 Press Release

Item 12. Results of Operations and Financial Condition

On January 8, 2004, Rock-Tenn Company ("Rock-Tenn") issued a press release (the "January 8 Press Release") that announced Rock-Tenn would hold its quarterly conference call on Wednesday, January 21, 2004, at 2:00 p.m. ET to discuss financial results for the first quarter of fiscal 2004 (the "Conference Call").

On January 21, 2004, Rock-Tenn issued a press release (the "January 21 Press Release") that announced Rock-Tenn's financial results for the first quarter of fiscal 2004. A copy of the January 21 Press Release is attached hereto as
Exhibit 99.1 and hereby incorporated herein.

The January 8 Press Release and the January 21 Press Release both announced that the Conference Call would be webcast and could be accessed, along with a copy of the January 21 Press Release and any relevant financial and other statistical information related to the webcast, on Rock-Tenn's website at www.rocktenn.com (the "Website").

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ROCK-TENN COMPANY
                                          (Registrant)




Date:  January 21, 2004      By: /s/ Steven C. Voorhees
                                 -----------------------------------------------
                                 Steven C. Voorhees
                                 Executive Vice-President and Chief Financial
                                 Officer (Principal Financial Officer, Principal Accounting Officer and duly authorized officer)

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                                INDEX TO EXHIBITS


Exhibit Number and Description
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99.1     January 21 Press Release

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